UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 10, 2020

BITMIS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333- 214469	98-1310024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 215, Building 25, No. 139 Dongyi Road, Donghuan Street, Panyu District, Guangzhou City, China	511400
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: 86-20-8050-1579

None

(Former Name or Former Address, is Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 10, 2020, the Board of Directors (the “Board”) of Bitmis Corp. (the “Company”) dismissed Michael Gillespie & Associates, PLLC (“Michael Gillespie”) as the Company’s independent registered public accounting firm, effective immediately.

Michael Gillespie’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2019 and June 30, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the consolidated financial statements of the Company for the fiscal years ended June 30, 2019 and June 30, 2018 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and in the subsequent interim period through April 9, 2020, there were (i) no disagreements between the Company and Michael Gillespie on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael Gillespie, would have caused Michael Gillespie to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Michael Gillespie with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Michael Gillespie furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of Michael Gillespie g’s letter dated April 15, 2020, is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 10, 2020, the Board approved the engagement of Wei, Wei & Co., LLP (“Wei, Wei & Co.”) as the Company’s independent registered public accounting firm, effective immediately. The Board also approved Wei, Wei & Co. to act as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2020.

In deciding to engage Wei, Wei & Co., the Board reviewed auditor independence and existing commercial relationships with Wei, Wei & Co., and concluded that Wei, Wei & Co. has no commercial relationship with the Company that would impair its independence. During the fiscal years ended June 30, 2019 and June 30, 2018, respectively, and in the subsequent period through April 9, 2020, neither the Company nor anyone acting on its behalf has consulted with Wei, Wei & Co. regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report nor oral advice provided to the Company by Wei, Wei & Co. that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Michael Gillespie & Associates, PLLC, dated April 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITMIS CORP.

Date: April 15, 2020	By:	/s/ Kin Chiu Leung
Kin Chiu Leung
President and Chairman of the Board

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